Investor Presentation – November 20230 Investor Presentation November 2023

Investor Presentation – November 20231 Disclaimer This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements can be identified by the use of words such as “expect,” “plan,” "will," “estimate,” “project,” “intend,” “believe,” “guidance,” and other similar expressions that do not relate to historical matters. These forward-looking statements are subject to known and unknown risks and uncertainties that can cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, our continued ability to source new investments, risks associated with using debt and equity financing to fund our business activities (including refinancing and interest rate risks, changes in interest rates and/or credit spreads, changes in the price of our common shares, and conditions of the equity and debt capital markets, generally), unknown liabilities acquired in connection with acquired properties or interests in real-estate related entities, general risks affecting the real estate industry and local real estate markets (including, without limitation, the market value of our properties, the inability to enter into or renew leases at favorable rates, portfolio occupancy varying from our expectations, dependence on tenants’ financial condition and operating performance, and competition from other developers, owners and operators of real estate), the financial performance of our retail tenants and the demand for retail space, particularly with respect to challenges being experienced by general merchandise retailers, potential fluctuations in the consumer price index, risks associated with our failure to maintain our status as a REIT under the Internal Revenue Code of 1986, as amended, and other additional risks discussed in our filings with the Securities and Exchange Commission. We expressly disclaim any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investor Presentation – November 20232 Healthy Net Lease Portfolio1 • Stable Portfolio: 99.8% leased; same-store rent growth has averaged 1.5% over the last four quarters • Strong Coverage: Unit-level coverage of 4.0x with ~99% of ABR required to report unit-level P&Ls • De-Minimis Near-Term Expirations: Only 6.3% of ABR expiring through 2028 • Fungible & Diversified: Average asset size is $2.6mm; Top 10 tenants represent just 17.8% of ABR Well Positioned Balance Sheet And Liquidity • Investment Grade Balance Sheet: Asset base is 100% unencumbered with no secured debt • Low Leverage2: Proforma Net Debt / Annualized Adjusted EBITDAre of 3.7x at 3Q'23-end • Excellent Liquidity2: ~$990mm of pro forma liquidity • Well-Laddered Low-Cost Debt3: Weighted average debt maturity is 5.2 years, and weighted average interest rate is 3.6% Consistent & Disciplined External Growth • Investment Activity Remains Healthy at Attractive Cap Rates: With ~$60mm of investments closed quarter-to-date4 and ~$297mm of investments under PSA or LOI5, our closed and pending investments total ~$326mm with 4Q’23 expected cash yield of ~8.0% • Accretive Capital Recycling: With ~$9.1mm of dispositions closed quarter-to-date4 at 6.0% cash yield and ~$23mm under PSA at 5.8% yield5, we continue to selectively recycle capital at attractive prices. 1. As of September 30, 2023. 2. Pro forma adjustments have been made to reflect 12,447,580 shares sold on a forward basis through the Company’s September 2023 follow-on offering and ATM Program as if they had been physically settled on September 30, 2023. 3. As of September 30, 2023. Pro forma adjustments made to reflect subsequent borrowings on our 2029 Term Loan and related interest rate swap agreements. 4. Completed investments and dispositions from October 1, 2023 through November 8, 2023. Includes transaction costs. 5. As of November 8, 2023, we were party to purchase and sale agreements, letters of intent or similar agreements relating to potential investments and purchase and sale agreements relating to potential dispositions. There can be no assurance that these investments and dispositions will be completed. Business Update Continuing to Execute Our Business Plan

Investor Presentation – November 20233 Investment Highlights • Newly Assembled Portfolio of Net Lease Properties • Long Duration Leases with Strong Unit-Level Rent Coverage • Focused on Service-Oriented and Experience-Based Tenants • Fungible and Smaller-Scale Single-Tenant Properties • Differentiated, Disciplined and Proven Investment Strategy • Focused on Sale-Leasebacks with Middle-Market Companies • Balance Sheet Positioned to Fund External Growth Opportunities • Long-Term History of Maintaining Conservative Leverage Profile • Senior Management Team with Extensive Net Lease Experience • Demonstrated Record of Growing Public REITs to Significant Scale 1. As of September 30, 2023. 2. Average quarterly investment activity represents the trailing eight quarter average as of September 30, 2023. 3. Based on Cash ABR as of September 30, 2023. 4. Pro forma adjustments have been made to reflect 12,447,580 shares sold on a forward basis through the Company’s September 2023 follow-on offering and ATM Program as if they had been physically settled on September 30, 2023. New Vintage Portfolio + External Growth Capacity = Compelling Investment Opportunity 13.9 Years Weighted Average Lease Term (WALT)1 4.0x Average Unit-Level Rent Coverage1 93% % of Total Cash ABR from Service & Experiential Tenants1 $2.6mm Average Investment per Property1 ~$245mm Average Quarterly Investment Level2 100% % of 3Q’23 Investments Originated Sale-Leaseback Structure3 3.7x Net Debt to Annualized Adjusted EBITDAre4 31% Gross Debt to Undepreciated Assets4 100+ Years Management’s Collective Net Lease Experience $4.6B Undepreciated Gross Assets1

Investor Presentation – November 20234 Focused Investment Strategy Based on Decades of Experience Investment Discipline Refined Over Multiple Decades Across Various Credit Cycles Service-Oriented & Experience-Based Industries Sale-Leaseback Transactions - Middle-Market Tenants Small-Scale Fungible Net Leased Properties E-commerce resistant Profit centers essential to tenant’s operations Customers must visit to receive service/experience Longer lease term Unit-level financial reporting Contractual rent increases Increases diversification Deeper pool of potential buyers Greater alternative uses Small-scale, fungible net leased properties • Greater re-let opportunities • More liquid for asset recycling Service-oriented and experience- based businesses • Strong performance in current economic environment • Improving operating efficiencies • Increasing store counts Middle-market businesses • Greater opportunity to be valued capital partner • Limited alternative capital sources • Attractive risk- adjusted returns

Investor Presentation – November 20235 Relationship Based Strategy – Capital Provider of Choice Actively Leveraging Our Relationships to Directly Originate New Investment Opportunities Relationship-Based Sourcing 1. Percentage of portfolio cash ABR as of September 30, 2023 that was acquired from parties who previously engaged in one or more transaction with a senior management team member. Exclusive of Initial Portfolio. 2. Percentage of portfolio cash ABR as of September 30, 2023 that was attributable to internally originated sale-leaseback transactions. Exclusive of Initial Portfolio. 3. Tenant count as of September 30, 2023, compared with June 30, 2018, 134 tenants at IPO. Repeat Business1 82% EPRT Originated Sale-Leaseback Transactions2 90% Tenant Relationships 39% Underwriting Methodology Industry View • Determine the relevant competitive factors and long-term viability of the industry, avoiding industries subject to long-term functional obsolescence Credit of the Tenant • Perform detailed credit reviews of the financial condition of all proposed tenants to determine their financial strength and flexibility Unit-Level Profitability • Evaluate the profitability of the business operated at our real estate locations through rent coverage ratios and historical financials Real Estate Valuation • Identify whether the underlying real estate is commercially desirable and suitable for use by different tenants 363 tenants today, +171% since IPO3

Portfolio Review

Investor Presentation – November 20237 New Vintage Portfolio Focused on Targeted Industries Disciplined Investing Focused on Service-Oriented and Experience-Based Businesses with Unit-Level Reporting 1. Includes 138 properties that secure mortgage loans receivable. 2. Exclusive of Initial Portfolio. 3. Includes investments in mortgage loans receivable made in support of sale-leaseback transactions. Portfolio Highlights September 30, 2023 Tenant Industry Diversification • E-Commerce Resistant: • Focus on 16 Industries: • Long WALT Limits Near-Term Cash Flow Erosion: • Highly Transparent with No Legacy Issues: Investment Properties (#)1 1,793 Square Footage (mm) 17.8 Tenants (#) 363 Industries (#) 16 States (#) 48 Weighted Average Remaining Lease Term (Years) 13.9 Master Leases (% of Cash ABR) 65.1% Sale-Leaseback (% of Cash ABR)2,3 89.5% Unit-Level Rent Coverage 4.0x Unit-Level Financial Reporting (% of Cash ABR) 98.7% Leased (%) 99.8% Top 10 Tenants (% of Cash ABR) 17.8% Average Investment Per Property ($mm) $2.6 93% of cash ABR comes from service-oriented and experience-based tenants Results in greater sector expertise and more efficient asset management 6.3% of our ABR expires through 2028 98.7% unit-level reporting; investment program started in June 2016 Car Washes 15.3% Early Childhood Education 12.0% Quick Service 10.6% Medical / Dental 10.8% Auto Service 8.5% Casual Dining 7.3% Equipment Rental and Sales 4.5% C-Stores 4.2% Other Services 2.3% Family Dining 2.0% Pet Care Services 1.4% Entertainment 8.3% Health and Fitness 4.3% Movie Theatres 1.3% Grocery 3.4% Home Furnishings 0.4% Other Industrial 2.2% Building Materials 1.2% Service 78.9%

Investor Presentation – November 20238 Top 10 Tenant Concentration Highly Diversified Portfolio by Tenant: Top 10 Tenants Represent only 18% of Total Cash ABR Top 10 Tenants Diversification by Industry 1. Represents tenant, guarantor or parent company. 2. Property count includes 138 properties that secure mortgage loans receivable and excludes three vacant properties. 3. Calculation excludes three vacant properties, properties with no annualized base rent and properties under construction. Tenant Industry Type of Business Cash ABR ($'000s) % of Cash ABR # of Properties2 Building SqFt3 Rent Per SqFt3 Car Washes Service $ 52,306 15.3% 174 880,223 $ 59.79 Early Childhood Education Service 41,017 12.0% 186 1,937,472 21.17 Medical / Dental Service 36,856 10.8% 205 1,493,524 24.68 Quick Service Service 36,327 10.6% 404 1,106,725 33.10 Automotive Service Service 29,013 8.5% 219 1,461,303 19.85 Casual Dining Service 24,943 7.3% 114 810,337 30.97 Equipment Rental and SalesService 15,529 4.5% 63 1,063,533 14.60 Convenience Stores Service 14,417 4.2% 129 496,512 30.37 Other Services Service 7,921 2.3% 41 502,465 15.76 Family Dining Service 6,806 2.0% 38 249,173 27.31 Pet Care Services Service 4,665 1.4% 37 253,305 20.38 Service Subtotal $ 269,800 78.9% 1,610 10,254,572 $ 26.48 Entertainment Experience 28,301 8.3% 52 1,548,087 18.29 Health and Fitness Experience 14,735 4.3% 35 1,340,774 10.99 Movie Theatres Experience 4,398 1.3% 6 293,206 15.00 Experience Subtotal $ 47,334 13.9% 93 3,182,067 $ 14.91 Grocery Retail 11,582 3.4% 32 1,477,780 7.84 Home Furnishings Retail 1,492 0.4% 3 176,809 8.44 Retail Subtotal $ 13,074 3.8% 35 1,654,589 $ 7.90 Other Industrial Industrial 7,621 2.2% 29 1,342,335 5.68 Building Materials Industrial 3,910 1.2% 23 1,257,017 3.11 Industrial Subtotal $ 11,531 3.4% 52 2,599,352 $ 4.44 Total $ 341,839 100.0% 1,790 17,690,580 $ 19.40 Top 10 Tenants1 Properties2 % of Cash ABR 39 3.3% 7 2.0% 31 2.0% 6 1.7% 10 1.7% 77 1.6% 16 1.4% 21 1.4% 12 1.4% 13 1.3% Top 10 Tenants 232 17.8% Total 1,790 100.0%

Investor Presentation – November 20239 Diversified Portfolio – Our Tenants Identify the Location of Opportunities Geographical Diversity is an Output of our Strategy • Geographic Diversity ~76% of Total Cash ABR comes from Top 19 States (States with >2.0% of our total ABR) ~50% of Total Cash ABR comes from Sunbelt states, as our tenants increasingly seek to expand their businesses in higher-growth markets % of Total ABR 0.1-0.9% 1.0-1.9% 2.0-2.9% 3.0-3.9% >4.0% 2.5% 2.5% 13.5% 3.1% 3.8% 2.4% 4.4% 2.8% 2.4% 3.0% 2.2% 6.4% 2.3% 3.3% 7.9%2.8% 6.0% 2.4% 2.1%

Investor Presentation – November 202310 Established and Proven Investment Platform Scalable Infrastructure – Consistent Investment Sourcing at Attractive Yields without Sacrificing Quality 1. Includes investments in mortgage loans receivable. 2. Cash ABR for the first full month after the investment divided by the gross investment in the property plus transaction costs. 3. GAAP rent and interest income for the first twelve months after the investment divided by the gross investment in the property plus transaction costs. 4. As a percentage of cash ABR for the quarter. 5. Includes investments in mortgage loans receivable collateralized by more than one property. 6. Includes investments in mortgage loans receivable made in support of sale-leaseback transactions. Investments1 4Q'21 1Q’22 2Q’22 3Q’22 4Q’22 1Q’23 2Q’23 3Q’23 Number of Transactions 55 23 23 27 39 24 29 30 Property Count 96 105 39 40 115 57 78 65 Average Investment per Unit (in 000s) $3,230 $2,187 $3,870 $3,750 $2,782 $3,401 $3,350 $2,812 Cash Cap Rates2 6.9% 7.0% 7.0% 7.1% 7.5% 7.6% 7.4% 7.6% GAAP Cap Rates3 7.8% 7.8% 8.0% 8.2% 8.8% 9.0% 8.7% 8.7% Weighted Average Lease Escalation 1.6% 1.4% 1.5% 1.6% 1.8% 2.0% 1.9% 2.0% Master Lease %4,5 59% 83% 86% 68% 90% 86% 57% 60% Sale-Leaseback %4,6 96% 100% 100% 89% 99% 100% 99% 100% Existing Relationship %4 89% 83% 79% 94% 95% 94% 66% 86% % of Financial Reporting4 98% 100% 100% 100% 100% 100% 100% 100% Rent Coverage Ratio 3.0x 3.3x 2.7x 4.4x 3.2x 3.3x 3.9x 3.3x Lease Term Years 16.3 15.0 17.2 16.5 18.7 19.0 19.3 17.6 $322,203 $237,795 $175,738 $195,454 $328,370 $207,147 $277,361 $213,327 $0 $40,000 $80,000 $120,000 $160,000 $200,000 $240,000 $280,000 $320,000 $360,000 In ve st m en t Ac tiv ity ($ 00 0s )

Investor Presentation – November 202311 Active Asset Management Proactive Asset Management Mitigates Risk, Optimizes Accretive Capital Recycling 1. Includes the impact of transaction costs. 2. Gains/(losses) based on our initial purchase price. 3. Cash ABR at time of sale divided by gross sale price (excluding transaction costs) for the property. 4. Property count excludes dispositions of undeveloped land parcels or dispositions where only a portion of the owned parcel is sold. 5. Excludes properties sold pursuant to an existing tenant purchase option or properties purchased by the tenant. Dispositions 4Q'21 1Q’22 2Q’22 3Q’22 4Q’22 1Q’23 2Q’23 3Q’23 Realized Gain/(Loss)1,2 7.5% 0.4% 38.6% 11.1% 7.2% (2.1%) (0.9%) (2.3%) Cash Cap Rate on Leased Assets3 6.0% 7.1%5 6.2% 6.2%5 6.9% 6.1%5 6.2%5 6.5%5 Leased Properties Sold4 2 6 8 12 25 17 14 9 Vacant Properties Sold4 — — — — 1 — 2 1 Rent Coverage Ratio 0.0x 2.5x5 1.1x 1.2x 2.1x 2.3x 2.2x 3.6x $4,466 $18,443 $26,091 $35,513 $75,522 $37,161 $41,736 $28,496 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 D is po si tio n Ac tiv ity ($ 00 0s )1

Investor Presentation – November 202312 Leasing Summary Consistent Contractual Rent Escalations Generate Dependable Internal Growth 1. Based on cash ABR as of September 30, 2023. 2. Represents the weighted average annual escalation rate of the entire portfolio as if all escalations occur annually. For leases in which rent escalates by the greater of a stated fixed percentage or CPI, we have assumed an escalation equal to the stated fixed percentage in the lease. As any future increase in CPI is unknowable at this time, we have not included an increase in the rent pursuant to these leases in the weighted average annual escalation rate presented. Lease Escalation Frequency Lease Escalation Type Weighted Average Lease Escalation Frequency % of Cash ABR Annual Escalation Rate1,2 Annually 79.7% 1.7% Every 2 years 1.2 1.5 Every 3 years 0.2 0.0 Every 4 years 0.2 1.0 Every 5 years 13.2 1.8 Other escalation frequencies 4.1 1.0 Flat 1.4 0.0 Total / Weighted Average 100.0% 1.6% Contractual Fixed 96.1% CPI 2.5% Flat 1.4%

Investor Presentation – November 202313 Same-Store Rent Growth Alignment with Average Contractual Rent Bumps is an Indicator of Limited Credit Loss Experience Same-Store Portfolio Performance1 1. All properties owned, excluding new sites under construction, for the entire same-store measurement period, which is July 1, 2022 through September 30, 2023. The same-store portfolio for 3Q’23 is comprised of 1,454 properties and represents 76% of our total portfolio as measured by contractual cash rent and interest divided by our cash ABR at September 30, 2023. 2. The amount of cash rent and interest our tenants are contractually obligated to pay per the in-place lease or mortgage as of September 30, 2023; excludes (i) percentage rent that is subject to sales breakpoints per the lease and (ii) redevelopment properties in a free rent period. Trailing 4 Qtr. Avg. Same-Store Rent Growth1 Contractual Cash Rent ($000s) 2 % Type of Business 3Q’22 3Q’23 Change Service $ 52,056 $ 52,774 1.4% Experience 7,645 7,644 0.0% Retail 2,804 2,816 0.4% Industrial 1,662 1,690 1.7% Total Same-Store Rent $ 64,167 $ 64,924 1.2% Same Store % of Total Portfolio 76% 1.6% 1.6% 1.5% 1.2% 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% 1.8% 4Q'22 1Q'23 2Q'23 3Q'23

Investor Presentation – November 202314 Disciplined Underwriting Leading to Healthy Portfolio Metrics Virtually 100% Unit-Level Reporting Provides Timely Visibility into Tenant Health and Expansive Intellectual Capital Tenant Financial Reporting Requirements % of Cash ABR by Unit-Level Coverage Tranche1 Unit-Level Coverage by Lease ExpirationUnit-Level Coverage by Tenant Credit2 Note: ‘NR’ means not reported. 1. Certain tenants, whose leases do not require unit-level financial reporting, provide the Company with unit-level financial information. The data shown includes unit-level coverage for these leases. 2. The chart illustrates the portions of annualized base rent as of September 30, 2023, attributable to leases with tenants having specified implied credit ratings based on their Moody’s RiskCalc scores. Moody’s equates the EDF scores generated using RiskCalc with a corresponding credit rating. Reporting Requirements % of Cash ABR Unit-Level Financial Information 98.7% Corporate-Level Financial Reporting 98.9% Both Unit-Level and Corporate-Level Financial Information 98.3% No Financial Information 0.8% 74.1% Not Reported 1.4% 1.50x to 1.99x 12.1% 1.00x to 1.49x 9.3% < 1.00x 3.1% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% C C C + B- B B+ BB - BB BB + BB B- BB B BB B+ A- A A+ AA - % o f C as h AB R < 1.00x 1.00 to 1.49x 1.50 to 1.99x NR Rent Coverage Ratio (x) 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% 20 23 20 24 20 25 20 26 20 27 20 28 20 29 20 30 20 31 20 32 20 33 20 34 20 35 20 36 20 37 20 38 Th er ea fte r % o f C as h AB R < 1.00x 1.00 to 1.49x 1.50 to 1.99x NR 40.4% Rent Coverage Ratio (x) Expiring through 2028: 6.3% of ABR, 3.8x coverage

EPRT Board Meeting Management Presentation First Quarter Ended March 31, 2023 Leverage & Liquidity

Investor Presentation – November 202316 4.7x 4.6x 4.7x 4.4x 4.5x 4.1x 4.2x 3.7x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 4Q' 21 1Q' 22 2Q' 22 3Q' 22 4Q' 22 1Q' 23 2Q' 23 3Q' 23 $600 $430 $400 $450 $400 0 100 200 300 400 500 600 2023 2024 2025 2026 2027 2028 2029 2030 2031 M at ur in g Pr in ci ap l B al an ce ($ m m ) Revolving Credit Facility Availability 2027 Term Loan 2028 Term Loan 2029 Term Loan Public Unsecured Bonds Conservative and Flexible Debt Structure 100% Unsecured Debt – 100% Unencumbered Asset Base – Minimal Near-Term Debt Maturities – Investment Grade Debt Maturity Schedule1 • Well-Laddered Maturities1: • Low-Cost Debt Structure1: • 100% Unsecured Balance Sheet: • Flexible Debt Structure: • Low Leverage3: • High Cash Flow Coverage4: Weighted average debt maturity of 5.2 years Weighted average interest rate of 3.6%, 100% fixed Asset base is 100% unencumbered, with no secured debt No debt maturities until February 20272 Proforma Net Debt / Annualized Adjusted EBITDAre of 3.7x at 3Q'23-end Fixed Charge Coverage of 6.5x 1. As of September 30, 2023. Pro forma adjustments made to reflect subsequent borrowings on our 2029 Term Loan and related interest rate swap agreements. 2. Excludes the undrawn Revolving Credit Facility which matures in 2026. 3. Pro forma adjustments have been made to reflect 12,447,580 shares sold on a forward basis through the Company’s September 2023 follow-on offering and ATM Program as if they had been physically settled on September 30, 2023. 4. Cash Adjusted EBITDAre divided by cash interest expense for the three months ended September 30, 2023. (Net Debt plus Annualized Adjusted EBITDAre3) Consistently Conservative Leverage 8-Quarter Average: 4.4x

Investor Presentation – November 202317 $316 $467 $408 $894 $694 $775 $634 $990 $0 $200 $400 $600 $800 $1,000 $1,200 4Q' 21 1Q' 22 2Q' 22 3Q' 22 4Q' 22 1Q' 23 2Q' 23 3Q' 23 Total Liquidity Investment Volume Strong Liquidity to Drive Leading AFFO/sh Growth $990mm of Liquidity1 and Balance Sheet Capacity to Support External Growth Aspirations ($mm) 3Q’23 Pro Forma 3Q’231 Cash $ 42.0 $ 389.6 Unused Revolver Capacity 600.0 600.0 Undrawn Term Loan Funding 75.0 0.0 Forward Equity Sales - Unsettled 272.6 0.0 Total Available Liquidity $ 989.6 $ 989.6 1. Pro forma adjustments have been made to reflect 12,447,580 shares sold on a forward basis through the Company’s September 2023 follow-on offering and ATM Program as if they had been physically settled on September 30, 2023. Consistently Strong Liquidity to Fund Growth ($mm) Strong Liquidity to Near-Term Investment Opportunities

Peer Comparison

Investor Presentation – November 202319 72% 68% 51% 37% 32% 27% 23% 19% 19% 18% 4.8x 4.0x 3.4x 2.9x 2.9x 2.7x NR NR NR NR FCPT EPRT BNL O SRC GTY WPC ADC NNN NTST 3% 5% 7% 9% 10% 10% 11% 12% 12% 14% 100% 99% 93% 70% 47% 42% 38% 27% 27% 14% Differentiated Net Lease Investment Opportunity Portfolio Mix and Underlying Fundamentals are Favorable Relative to Peers Strong Unit-Level Coverage3 & Transparency Service-Oriented & Experience-Based Industries Limited Intermediate-Term Lease Maturities Source: Public filings and press releases. Note: Data based on most recent reported filings for period ending September 30, 2023, not adjusted for post quarter-end subsequent events. ‘NR’ means not reported. Companies may define service-oriented and experienced-based tenants differently, may calculate weighted average remaining lease term differently, may calculate unit-level coverage differently (including peers on a mean or median basis with EPRT representing a weighted average) and may calculate the percentage of their tenants reporting differently than EPRT. Accordingly, such data for these companies and EPRT may not be comparable. 1. Designations entitled “other” are counted as one industry, even though the “other” segment could represent multiple industries. 2. Investment value includes land and improvements, building and improvements, lease incentives, CIP, intangible lease assets, loans and direct financing lease receivables and real estate investments held for sale, all at cost. 3. EPRT, GTY, O, and SRC coverage based on four-wall. (% of ABR) (% of Rent Expiring through 2026) Less Reliance on Top 10 Tenancy – Fungible Properties (% of ABR) 9 Total Number of Tenant Industries1 6 16 37 85 37 54 33 22 26 65% % Unit-Level Financial Reporting 14% NR 51% 93% NR NR99% NR NR $2.6 Average Investment Per Property ($mm)2 $12.4 $6.8 $4.7 $4.2 $2.9 $3.5 $3.3 $2.8 $1.6 13.9 Weighted Average Lease Term (# of Years) 9.3 8.0 10.5 11.0 8.6 10.2 9.0 10.1 9.7

Investor Presentation – November 202320 7.2% 5.2% 4.7% 3.3% 2.1% 2.1% 1.7% 1.2% 0.8% (1.4%) 3.7x 4.2x 4.7x 4.8x 4.9x 5.0x 5.4x 5.4x 5.4x 5.6x 14.7x 14.0x 13.2x 12.8x 12.6x 12.4x 12.0x 10.8x 10.5x 10.4x Source: Public filings, FactSet and SNL. Note: Market data as of November 8, 2023. 1. 2023E AFFO per share multiple calculated using current price per share and FactSet mean 2023E AFFO per share estimates. 2. 2023E AFFO per share growth is calculated using FactSet mean 2023E AFFO per share estimates and 2022A AFFO per share. 3. Companies may define annualized adjusted EBITDAre differently, accordingly, data for these companies and EPRT may not be comparable. 2023E AFFO per Share Multiple1 2023E AFFO per Share Growth2 Relative Valuation, Growth and Leverage Compelling Valuation, Projected AFFO/sh Growth Relative to Net Lease Peers, and Conservative Leverage Net Debt + Preferred / EBITDAre (Net Debt plus Preferred-to-Annualized Adjusted EBITDAre3)

Commitment to ESG

Investor Presentation – November 202322 Governance Leading governance practices, Board accountability, strong board diversity, required minimum stock ownership, published compensation clawback policy, and no hedging or pledging Industry recognized investor engagement and disclosure practices Environmental, Social and Governance Strong Governance, Innovative Approach to Sustainability, Commitment to Diversity, Equity & Inclusion Environmental Social Implementing sustainability upgrades at our properties to positively impact our tenants’ profitability and prospects for success Providing dynamic work environment, rewarding work experience and career development for our team Providing positive work environment, valuing equal opportunity and fair employment practices Strive to offer our employees attractive and equitable compensation and healthy work/life balance Providing our employees with outlets to pursue professional development and civic engagement 27.5% Racial/Ethnic Diversity 45% Women 75% Women 16.7% Racial/Ethnic Diversity Total Company Non-Executive Management 98%1 Green Leases 1. Measured by number of properties acquired 2020, 2021 and 2022 Champion of Board Diversity Avg. Tenure 4.6 yrs. 7 Independent Directors 38% Women 13% Racial/Ethnic Diversity Green Leases YTD in 202388% Independent Low Tenure Strong Diversity 2023 Silver Winner of Investor CARE Award Is now our standard lease form and it provides us with contractual rights to install sustainability improvements at our properties and receive annual utility billing/usage data. The EPRT Green Lease 2023 Corporate Board Gender Diversity Award

Financials

Investor Presentation – November 202324 Financial Summary – 3Q'23 Consolidated Statements of Operations 1. Includes contingent rent (based on a percentage of the tenant's gross sales at the leased property) of $198, $210, $518 and $526 for the three and nine months ended September 30, 2023 and 2022, respectively. 2. Includes reimbursable income from the Company’s tenants of $820, $530, $2,161 and $1,584 for the three and nine months ended September 30, 2023 and 2022, respectively. 3. Includes reimbursable expenses from the Company’s tenants of $820, $530, $2,161 and $1,584 for the three and nine months ended September 30, 2023 and 2022, respectively. 4. During the three and nine months ended September 30, 2023, includes debt extinguishment costs associated with the full repayment of the Company’s 2024 Term Loan and during the nine months ended September 30, 2022, includes debt extinguishment costs associated with the Company's restructuring of its credit and term loan facilities. Three Months Ended September 30, Nine Months Ended September 30, (in thousands, except share and per share data) 2023 2022 2023 2022 (unaudited) (unaudited) (unaudited) (unaudited) Revenues: Rental revenue1,2 $ 86,969 $ 66,525 $ 246,960 $ 199,726 Interest on loans and direct financing lease receivables 4,568 3,719 13,548 11,490 Other revenue, net 120 419 1,353 1,014 Total revenues 91,657 70,663 261,861 212,230 Expenses: General and administrative 7,174 7,868 23,343 22,956 Property expenses3 1,359 830 3,346 2,668 Depreciation and amortization 26,212 22,054 74,779 64,441 Provision for impairment of real estate 165 349 1,645 10,541 Change in provision for loan losses (63) (30) (85) 136 Total expenses 34,847 31,071 103,028 100,742 Other operating income: Gain on dispositions of real estate, net 1,859 6,329 19,320 18,082 Income from operations 58,669 45,921 178,153 129,570 Other (expense)/income: Loss on debt extinguishment4 (116) — (116) (2,138) Interest expense (12,633) (9,892) (36,837) (28,242) Interest income 330 752 1,416 800 Income before income tax expense 46,250 36,781 142,616 99,990 Income tax expense 162 190 472 769 Net income 46,088 36,591 142,144 99,221 Net income attributable to non-controlling interests (174) (163) (532) (441) Net income attributable to stockholders $ 45,914 $ 36,428 $ 141,612 $ 98,780 Basic weighted-average shares outstanding 155,917,176 139,068,188 150,314,073 132,438,157 Basic net income per share $ 0.29 $ 0.26 $ 0.94 $ 0.74 Diluted weighted-average shares outstanding 157,182,984 139,890,693 151,609,426 133,321,987 Diluted net income per share $ 0.29 $ 0.26 $ 0.94 $ 0.74

Investor Presentation – November 202325 Financial Summary – 3Q'23 Funds from Operations (FFO) and Adjusted Funds from Operations (AFFO) 1. Includes the following during the: i) three months ended September 30, 2023 — $0.1 million loss on debt extinguishment; ii) nine months ended September 30, 2023 — $0.1 million loss on debt extinguishment, $0.9 million of insurance recovery income and $0.2 million of severance expense and non-cash compensation expense in connection with the departure of one of our junior executives; iii) three and nine months ended September 30, 2022 — $0.2 million of fees incurred in conjunction with a term loan amendment and $2.1 million loss on debt extinguishment. 2. Calculations exclude $101, $93, $304 and $280 from the numerator for the three and nine months ended September 30, 2023 and 2022, respectively, related to dividends paid on unvested restricted stock awards and restricted stock units. Three months ended September 30, Nine months ended September 30, (unaudited, in thousands except per share amounts) 2023 2022 2023 2022 Net income $ 46,088 $ 36,591 $ 142,144 $ 99,221 Depreciation and amortization of real estate 26,186 22,028 74,701 64,363 Provision for impairment of real estate 165 349 1,645 10,541 Gain on dispositions of real estate, net (1,859) (6,329) (19,320) (18,082) Funds from Operations 70,580 52,639 199,170 156,043 Non-core expense (income)1 116 250 (588) 2,388 Core Funds from Operations 70,696 52,889 198,582 158,431 Adjustments: Straight-line rental revenue, net (7,191) (3,810) (20,739) (16,610) Non-cash interest expense 762 645 2,195 1,995 Non-cash compensation expense 2,144 2,233 7,022 7,257 Other amortization expense 708 1,775 1,244 2,177 Other non-cash charges (68) (34) (101) 126 Capitalized interest expense (750) (236) (1,765) (363) Adjusted Funds from Operations $ 66,301 $ 53,462 $ 186,438 $ 153,013 Net income per share2: Basic $ 0.29 $ 0.26 $ 0.94 $ 0.74 Diluted $ 0.29 $ 0.26 $ 0.94 $ 0.74 FFO per share2: Basic $ 0.45 $ 0.38 $ 1.32 $ 1.17 Diluted $ 0.45 $ 0.38 $ 1.31 $ 1.17 Core FFO per share2: Basic $ 0.45 $ 0.38 $ 1.31 $ 1.19 Diluted $ 0.45 $ 0.38 $ 1.31 $ 1.19 AFFO per share2: Basic $ 0.42 $ 0.38 $ 1.23 $ 1.15 Diluted $ 0.42 $ 0.38 $ 1.23 $ 1.15

Investor Presentation – November 202326 Financial Summary – 3Q'23 Consolidated Balance Sheets (in thousands, except share and per share amounts) September 30, 2023 December 31, 2022 ASSETS (unaudited) (audited) Investments: Real estate investments, at cost: Land and improvements $ 1,431,441 $ 1,228,687 Building and improvements 2,798,181 2,440,630 Lease incentive 16,894 18,352 Construction in progress 69,113 34,537 Intangible lease assets 87,849 88,364 Total real estate investments, at cost 4,403,478 3,810,570 Less: accumulated depreciation and amortization (343,637) (276,307) Total real estate investments, net 4,059,841 3,534,263 Loans and direct financing lease receivables, net 227,114 240,035 Real estate investments held for sale, net 3,539 4,780 Net investments 4,290,494 3,779,078 Cash and cash equivalents 36,106 62,345 Restricted cash 5,912 9,155 Straight-line rent receivable, net 98,620 78,587 Derivative assets 54,314 47,877 Rent receivables, prepaid expenses and other assets, net 26,735 22,991 Total assets $ 4,512,181 $ 4,000,033 LIABILITIES AND EQUITY Unsecured term loans, net of deferred financing costs $ 1,197,155 $ 1,025,492 Senior unsecured notes, net 395,706 395,286 Revolving credit facility — — Intangible lease liabilities, net 11,230 11,551 Dividend payable 43,943 39,398 Derivative liabilities 660 2,274 Accrued liabilities and other payables 25,697 29,261 Total liabilities 1,674,391 1,503,262 Commitments and contingencies — — Stockholders' equity: Preferred stock, $0.01 par value; 150,000,000 authorized; none issued and outstanding as of 9/30/23 and 12/31/22 — — Common stock, $0.01 par value; 500,000,000 authorized; 156,024,222 and 142,379,655 issued and outstanding as of 9/30/23 and 12/31/22, respectively 1,560 1,424 Additional paid-in capital 2,885,825 2,563,305 Distributions in excess of cumulative earnings (107,592) (117,187) Accumulated other comprehensive loss 49,422 40,719 Total stockholders' equity 2,829,215 2,488,261 Non-controlling interests 8,575 8,510 Total equity 2,837,790 2,496,771 Total liabilities and equity $ 4,512,181 $ 4,000,033

Investor Presentation – November 202327 Financial Summary – 3Q'23 GAAP Reconciliations to EBITDAre, GAAP NOI, Cash NOI and Estimated Run Rate Metrics 1. Adjustment made to reflect EBITDAre, NOI and Cash NOI as if all re-leasing activity, investments in and dispositions of real estate and loan repayments completed during the three months ended September 30, 2023 had occurred on July 1, 2023. 2. Adjustment is made to i) exclude non-core income and expense adjustments made in computing Core FFO, ii) exclude changes in our provision for credit losses and iii) eliminate the impact of seasonal fluctuation in certain non-cash compensation expense recorded in the period. 3. Adjustment excludes lease termination or loan prepayment fees and contingent rent (based on a percentage of the tenant's gross sales at the leased property) where payment is subject to exceeding a sales threshold specified in the lease, if any. Three Months Ended (unaudited, in thousands) September 30, 2023 Net income $ 46,088 Depreciation and amortization 26,212 Interest expense 12,633 Interest income (330) Income tax expense 162 EBITDA 84,765 Provision for impairment of real estate 165 Gain on dispositions of real estate, net (1,859) EBITDAre 83,071 Adjustment for current quarter re-leasing, acquisition and disposition activity1 3,647 Adjustment to exclude other non-core and non-recurring activity2 (16) Adjustment to exclude termination/prepayment fees and certain percentage rent3 (205) Adjusted EBITDAre - Current Estimated Run Rate 86,497 General and administrative 6,969 Adjusted net operating income ("NOI") 93,466 Straight-line rental revenue, net1 (8,966) Other amortization expense 708 Adjusted Cash NOI $ 85,208 Annualized EBITDAre $ 332,284 Annualized Adjusted EBITDAre $ 345,988 Annualized Adjusted NOI $ 373,864 Annualized Adjusted Cash NOI $ 340,832

Investor Presentation – November 202328 Financial Summary – 3Q'23 Market Capitalization, Debt Summary and Leverage Metrics 1. Rates presented for our term loans are fixed at the stated rates after giving effect to our interest rate swaps, applicable margin of 85bps (for 2027 and 2028 Term Loans) or 95bps (for 2029 Term Loan) and SOFR premium of 10bps. 2. Weighted average maturity calculation is made after giving effect to extension options exercisable at our election. 3. Our revolving credit facility provides a maximum aggregate initial original principal amount of up to $600 million and includes an accordion feature to increase, subject to certain conditions, the maximum availability of the facility by up to $600 million. Borrowings bear interest at Term SOFR plus applicable margin of 77.5bps and SOFR premium of 10bps. 4. Common stock and OP units as of September 30, 2023, based on 156,024,222 common shares outstanding and 553,847 OP units held by non-controlling interests. 5. Pro forma adjustments have been made to reflect 12,447,580 shares sold on a forward basis through the Company’s September 2023 follow-on offering and ATM Program as if they had been physically settled on September 30, 2023. (dollars in thousands, except share and per share amounts) September 30, 2023 Rate Wtd. Avg. Maturity Unsecured debt: February 2027 term loan1 $ 430,000 2.4% 3.4 years January 2028 term loan1 400,000 4.6% 4.3 years February 2029 term loan1,2 375,000 4.1% 5.4 years Senior unsecured notes due July 2031 400,000 3.1% 7.8 years Revolving credit facility3 — —% 2.4 years Total unsecured debt 1,605,000 3.5% 5.2 years Gross debt 1,605,000 Less: cash & cash equivalents (36,106) Less: restricted cash available for future investment (5,912) Net debt 1,562,982 Equity: Preferred stock — Common stock and OP units (156,578,069 shares @ $21.63/share as of 9/30/23)4 3,386,784 Total equity 3,386,784 Total enterprise value ("TEV") $ 4,949,766 Pro forma adjustments to Net Debt and TEV:5 Net debt $ 1,562,982 Less: cash received — unsettled forward equity (272,602) Pro forma net debt 1,290,380 Total equity 3,386,784 Common stock — unsettled forward equity (12,447,580 shares @ $21.63/share as of 9/30/23) 269,241 Pro forma TEV $ 4,946,405 Gross Debt / Undepreciated Gross Assets 33.1% Net Debt / TEV 31.6% Net Debt / Annualized Adjusted EBITDAre 4.5x Pro Forma Gross Debt / Undepreciated Gross Assets 31.3% Pro Forma Net Debt / Pro Forma TEV 26.1% Pro Forma Net Debt / Annualized Adjusted EBITDAre 3.7x

Glossary

Investor Presentation – November 202330 Glossary Supplemental Reporting Measures FFO, Core FFO and AFFO Our reported results are presented in accordance with U.S. generally accepted accounting principles ("GAAP"). We also disclose funds from operations (“FFO”), core funds from operations (“Core FFO”) and adjusted funds from operations (“AFFO”), each of which is a non-GAAP financial measures. We believe these non-GAAP financial measures are industry measures used by analysts and investors to compare the operating performance of REITs. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO is used by management, and may be useful to investors and analysts, to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains and losses on sales (which are dependent on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions). We compute Core FFO by adjusting FFO, as defined by NAREIT, to exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in nature and/or not related to our core real estate operations. Exclusion of these items from similar FFO-type metrics is common within the equity REIT industry, and management believes that presentation of Core FFO provides investors with a metric to assist in their evaluation of our operating performance across multiple periods and in comparison to the operating performance of our peers, because it removes the effect of unusual items that are not expected to impact our operating performance on an ongoing basis. Core FFO is used by management in evaluating the performance of our core business operations. Items included in calculating FFO that may be excluded in calculating Core FFO include items like certain transaction related gains, losses, income or expense or other non-core amounts as they occur. To derive AFFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to certain items that we believe are not indicative of our operating performance, including straight- line rental revenue, non-cash interest expense, non-cash compensation expense, other amortization and non-cash charges, capitalized interest expense and transaction costs. Such items may cause short-term fluctuations in net income but have no impact on operating cash flows or long-term operating performance. We believe that AFFO is an additional useful supplemental measure for investors to consider to assess our operating performance without the distortions created by non-cash and certain other revenues and expenses. FFO, Core FFO and AFFO do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities, and they are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of FFO, Core FFO and AFFO may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs.

Investor Presentation – November 202331 Glossary Supplemental Reporting Measures We also present our earnings before interest, taxes and depreciation and amortization for real estate (“EBITDA”), EBITDA further adjusted to exclude gains (or losses) on sales of depreciable property and real estate impairment losses (“EBITDAre”), net debt, net operating income (“NOI”) and cash NOI (“Cash NOI”), all of which are non-GAAP financial measures. We believe these non-GAAP financial measures are accepted industry measures used by analysts and investors to compare the operating performance of REITs. EBITDA and EBITDAre We compute EBITDA as earnings before interest, income taxes and depreciation and amortization. In 2017, NAREIT issued a white paper recommending that companies that report EBITDA also report EBITDAre. We compute EBITDAre in accordance with the definition adopted by NAREIT. NAREIT defines EBITDAre as EBITDA (as defined above) excluding gains (or losses) from the sales of depreciable property and real estate impairment losses. We present EBITDA and EBITDAre as they are measures commonly used in our industry and we believe that these measures are useful to investors and analysts because they provide important supplemental information concerning our operating performance, exclusive of certain non-cash and other costs. We use EBITDA and EBITDAre as measures of our operating performance and not as measures of liquidity. EBITDA and EBITDAre do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities and they are not necessarily indicative of cash available to fund cash requirements; accordingly, the should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of EBITDA and EBITDAre may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs. Net Debt We calculate our net debt as our gross debt (defined as total debt plus net deferred financing costs on our secured borrowings) less cash and cash equivalents and restricted cash available for future investment. We believe excluding cash and cash equivalents and restricted cash available for future investment, all of which could be used to repay debt, provides an estimate of the net contractual amount of borrowed capital to be repaid, which we believe is a beneficial disclosure to investors and analysts. NOI and Cash NOI We compute NOI as total revenues less property expenses. NOI excludes all other items of expense and income included in the financial statements in calculating net income or loss. Cash NOI further excludes non-cash items included in total revenues and property expenses, such as straight- line rental revenue and other amortization and non-cash charges. We believe NOI and Cash NOI provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. NOI and Cash NOI are not measurements of financial performance under GAAP. You should not consider our NOI and Cash NOI as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Additionally, our computation of NOI and Cash NOI may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs.

Investor Presentation – November 202332 Glossary Supplemental Reporting Measures Adjusted EBITDAre / Adjusted NOI / Adjusted Cash NOI We further adjust EBITDAre, NOI and Cash NOI i) based on an estimate calculated as if all re-leasing, investment and disposition activity that took place during the quarter had been made on the first day of the quarter, ii) to exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in nature and iii) to eliminate the impact of lease termination or loan prepayment fees and contingent rental revenue from our tenants which is subject to sales thresholds specified in the lease. We then annualize these estimates for the current quarter by multiplying them by four, which we believe provides a meaningful estimate of our current run rate for all investments as of the end of the current quarter. You should not unduly rely on these measures, as they are based on assumptions and estimates that may prove to be inaccurate. Our actual reported EBITDAre, NOI and Cash NOI for future periods may be significantly less than these estimates of current run rates. Cash ABR Cash ABR means annualized contractually specified cash base rent in effect as of the end of the current quarter for all of our leases (including those accounted for as direct financing leases) commenced as of that date and annualized cash interest on our mortgage loans receivable as of that date. Rent Coverage Ratio Rent coverage ratio means the ratio of tenant-reported or, when unavailable, management’s estimate based on tenant-reported financial information, annual EBITDA and cash rent attributable to the leased property (or properties, in the case of a master lease) to the annualized base rental obligation as of a specified date. Initial Portfolio Initial Portfolio means our acquisition of a portfolio of 262 net leased properties on June 16, 2016, consisting primarily of restaurants, that were being sold as part of the liquidation of General Electric Capital Corporation for an aggregate purchase price of $279.8 million (including transaction costs). GAAP Cap Rate GAAP Cap Rate means annualized rental income computed in accordance with GAAP for the first full month after investment divided by the purchase price, as applicable, for the property. Cash Cap Rate Cash Cap Rate means annualized contractually specified cash base rent for the first full month after investment or disposition divided by the purchase or sale price, as applicable, for the property.